SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 30, 2000


                                    GRG, Inc.

              (Exact Name of Registrant as Specified in Its Charter)



                                     Nevada

                          (State or Other Jurisdiction
                                of Incorporation)

                                     0-28149

                           (Commission File Number)

                                   65-0831618

                        (IRS Employer Identification No.)

          111 Second Avenue Northeast, Suite 1600, St. Petersburg, FL

                    (Address of Principal Executive Offices)

                                      33701

                                   (Zip Code)

        Registrant's telephone number, including area code 727/550-2442


         100 Second Avenue North, Suite 200, St. Petersburg, FL 33701

         (Former Name or Former Address, if Changed Since Last Report)






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                              ITEM 5. OTHER EVENTS.

On June 21, 2000, GRG, Inc., a Nevada corporation (the "Company"), announced signing of a Letter of Intent (the "Letter of Intent") with Pensat International Communications, Inc., a Delaware corporation ("Pensat"). The Letter of Intent provides for the merger (the "Merger") of Pensat with and into the Company. Following the Merger, the separate corporate existence of Pensat will cease and the Company will continue as the surviving corporation. Pensat is a Washington, D.C. based telephone company which serves markets in the United States, Latin America and the Middle East.

The Letter of Intent was approved by the Board of Directors of both Companies prior to its execution and must be approved by the stockholders of both Pensat and the Company. The consummation of the Merger, which is subject to voting approval, achievement of a $5,000,000 loan to Pensat from GRG, Inc., and the satisfaction of customary conditions, is targeted for mid-August.

The Merger will constitute a change of control after the consummation of the Merger, whereby the current owners and management of Pensat will achieve control of the Company.

Copies of the Letter of Intent and the Company's press release issued on June 14, 2000 announcing the signing of the Letter of Intent and the documents relating to the Private Placement are attached hereto as Exhibits 10(i)(o), 10(i)(p), 10(i)(q), 10(i)(r) and 20(i)(l), respectively, and each is incorporated herein by reference.

This Current Report on Form 8-K contains or incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors that may cause the actual results, or performance of the Company to be different from any future results, performance or achievements expressed or implied by such forward-looking statements.

These forward-looking statements include, but are not limited to, statements regarding future events and the Company's plans, goals, objectives and expectations. The inclusion of such forward-looking information should not be regarded as a representation that the future events, plans, goals, objectives or expectations the Company contemplates will be achieved. These risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission.

On June 13, 2000, GRG, Inc. Corporation ("GRG, Inc.") commenced a private placement ("Private Placement") to sell to qualified investors (the "Investors") pursuant to which it will issue an aggregate of $5,000,000 in promissory notes due in 180 days from the date of the note ("Promissory Note"). Under the Private Placement and related Agreements with the Investors, GRG, Inc. can also receive up to an additional $10,000,000 over the next five years from the exercise of warrants for the purchase and sale of GRG, Inc. common stock, par value $.01 ("Common Stock"). The possible total investment by the Investors in GRG, Inc. under the agreements is an aggregate of $15,000,000.

The additional $10,000,000 in financing is available from warrants for the purchase of additional shares of Common Stock, for up to $10,000,000. The Private Placement contains a call provision, pursuant to which GRG, Inc. can purchase back from the Investors warrants to purchase Common Stock, for a purchase price of approximately $2,333,000 under certain circumstances. The Promissory Notes, the warrants, and the call provision are more fully described below.

The Investors also have been granted piggyback registration rights, as described below.

The Investors are unaffiliated with the Company.



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PROMISSORY NOTES

The $5,000,000 in Promissory Notes earns interest at 10% per annum payable semi-annually in June and December and mature 180 days from the date of the note. Principal and interest accrued on the Promissory Notes are convertible into Common Stock at the option of the holder. The A and B conversion price (the "A and B Conversion Price") will be $3.00 and $5.00, respectively , and is exercisable when the average closing bid price of Common Stock reaches the exercise price for the 20 trading days following the execution of the Private Placement (the "Closing Price").

A and B WARRANTS

Under the Private Placement, the Company issued Common Stock purchase warrants to the Investors entitling them, in the aggregate, to purchase up to $5,000,000 of Common Stock at a purchase price of $3.00 and $5,000,000 of Common Stock at a purchase price of $5.00. The warrants may be exercised over the next five (5) years.

CALL PROVISIONS

The Private Placement includes a call option, pursuant to which the Company can purchase unexercised warrants from the Investors at a price of $1.00 over the exercise price. This call provision exists upon the shares underlying warrants achieving the warrant exercise price and lasts for a period of 180 days after achievement of the exercise price of $3.00 and $5.00 per share. The call provision is $1.00 per warrant over the exercise price of the warrants. The maximum number of shares that can be purchased on exercise of the warrants is 2,333,333 (1,333,333 of "A" warrants exercisable at $3.00 per share and 1,000,000 "B" warrants exercisable at $5.00 per share).

GRANTED PIGGYBACK REGISTRATION RIGHTS

In connection with the Agreements described above, GRG, Inc. also granted piggyback registration rights (the "Granted Piggyback Registration Rights") with the Investors whereby it agreed that it would register the shares underlying the A and B warrants if and when it files a Registration Statement with the Securities and Exchange Commission . Under such arrangement, the Company must register shares of Common Stock sufficient to cover the exercise of the A and B warrants.

The terms of the Promissory Notes, warrants and the other transactions contemplated by the Private Placement was determined through arm's-length negotiations between GRG, Inc. and the Investors.

The Letter of Intent, Promissory Note, the form of options and related press release have been included at exhibits 10(i)(o), 10(i)(p), 10(i)(q), 10(i)(r) and 20(i)(l), respectively, in this Current Report on Form 8-K. Please review these documents for additional information regarding the terms of these Agreements.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       Not applicable.

(b)    PRO FORMA FINANCIAL INFORMATION.

       Not applicable.

(c)    EXHIBITS.

       The following is a list of the Exhibits filed herewith.

Exhibit

Number      Description of Exhibit

10(i)(o) Letter of Intent, announced as of June 21, 2000, between Pensat and the Company.

20(i)(l)    Press Release issued by the Company on June 14, 2000.

10(i)(p)    Promissory Note related to the Private Placement.

10(i)(q)    "A" Warrant related to the Private Placement.

10(i)(r)    "B" Warrant related to the Private Placement.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GRG, Inc.

Date:  June 30, 2000

By:  /s/ Matthew A. Veal

Matthew A. Veal
Chief Financial Officer

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